Exhibit 99.1

NATIONAL HOLDINGS CORPORATION
REPORTS RECORD REVENUES FOR FY2008

Expanded revenue streams and merger synergies position National Holdings Corporation for diversified growth and positive adjusted EBITDA for the First Quarter ending December 31, 2008

New York, New York, December 29, 2008 -- National Holdings Corporation (OTCBB: NHLD.OB), a full service investment banking company operating through its wholly-owned subsidiaries, reported financial results for the Company’s fiscal year ended September 30, 2008.  National Holdings completed its merger with vFinance, Inc. on July 1, 2008, and accordingly the reported operating results are for National Holdings for the full fiscal year and only include the vFinance, Inc. operating results for one quarter ended September 30, 2008.

“The continued market volatility resulted in a challenging fiscal year.  Despite this difficult environment, we look forward to the future with a high level of optimism in light of our pro-forma revenue in excess of $121 million and a pro-forma adjusted EBITDA of ($1.7 million) for the fiscal year ended September 30, 2008,” stated Mark Goldwasser, Chief Executive Officer.  “As we begin our new fiscal year, we continue to add brokers and new customer assets -- we believe that we are well positioned to achieve success should the markets stabilize and improve.”

“We have begun to see the benefits of the merger between National Holdings and vFinance, Inc. as we continue our focused integration of the business units and associated overhead,” stated Leonard J. Sokolow, President.  “So despite the uncertainties in the capital markets, due to our diversified revenue base and rationalization of our operating costs, we expect that our first quarter ending December 31, 2008 will show revenues in excess of $27.5 million and positive adjusted EBITDA.”

The Company realized a net loss of ($21.35 million) on revenues of $82.14 million for the fiscal year ended September 30, 2008, compared to net income of $963,000 on revenues of $72.82 million for the fiscal year ended September 30, 2007.  After providing for cumulative dividends, the Company had a basic and diluted net loss per share attributable to common shareholders of ($2.02) for the fiscal year ended September 30, 2008, compared to basic and diluted net income per share attributable to common shareholders of $0.16 and $0.13, respectively, for the fiscal year ended September 30, 2007.  Basic and diluted shares outstanding were 10,579,778 for the fiscal year ended September 30, 2008, and basic and diluted shares outstanding were 6,042,646 and 9,669,531, respectively, for the fiscal year ended September 30, 2007.

The Company’s results for the fiscal year ended September 30, 2008 were adversely affected by non-cash expenses and write downs in excess of $16.0 million which includes a $12.99 million non-cash impairment charge of intangibles which arose upon the merger of National Holdings and vFinance.  In addition, prevailing market conditions precluded the completion of investment banking transactions.

Based on the Pro-Forma Statement of Operations for the fiscal year ended September 30, 2008 which includes the twelve month results of both National Holdings and vFinance, Inc. revenues exceeded $121 million and the net loss before interest, taxes, depreciation and amortization (EBITDA), adjusted to exclude non-cash compensation expense and write down of forgivable loans, was ($1.70 million) for the fiscal year ended September 30, 2008.

The net loss before interest, taxes, depreciation and amortization (EBITDA), adjusted to exclude non-cash compensation expense and write down of forgivable loans, was ($3.96 million) for the fiscal year ended September 30, 2008, and EBITDA, adjusted to exclude non-cash compensation expense and write down of forgivable loans, was $3.79 million for the fiscal year ended September 30, 2007.

National Holdings Corporation is a holding company for National Securities Corporation, vFinance Investments, Inc., EquityStation, Inc., National Asset Management, Inc., and National Insurance Corporation.  National Securities, vFinance and EquityStation are broker-dealers registered with the SEC, and members of FINRA and SIPC.  vFinance is also a member of the NFA.  The three principal lines of business of the broker-dealers are offering full service retail brokerage; providing investment banking, merger, acquisition and advisory services to micro, small and mid-cap high growth companies; and trading securities, including making markets in over 3,500 micro and small-cap stock, distributing direct market access platforms, and providing liquidity in the United States Treasury marketplace.  National Asset Management is a federally-registered investment advisor. National Insurance provides a full array of fixed insurance products to its clients.  For more information, please visit our websites at www.nationalsecurities.com and www.vfinance.com.

Safe Harbor Statements

This release contains forward-looking statements within the meaning of the federal securities laws.  The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements relate to future events and/or future financial performance and involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Please refer to the documents National Holdings files, from time to time, with the Securities and Exchange Commission, including, but not limited to, the Company’s most recent Form 10-K and Form 10-Q and the cautionary statements contained therein.  These documents contain and identify important risk factors that could cause the actual results to differ materially from those contained in or implied by these forward-looking statements.  These risk factors included, without limitation, (i) our ability to increase revenues, achieve profitability or obtain additional financing, (ii) changes in general economic and business conditions (including in the securities industry), (iii) actions of our competitors, (iv) market fluctuations and volatility, (v) the extent to which we are able to develop and enhance new services and markets for our services, (vi) the time and expense involved in such development activities, (vii) risks in connection with acquisitions, (viii) the level of demand and market acceptance of our services, and (ix) changes in our business strategies.  The words “may,” “will,” “believe,” “estimate,” “expect,” “plan,” “intend,” “project,” “anticipate,” “could,” “would,” “should,” “seek,” “continue,” “pursue” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  National Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and, therefore, readers should not place undue reliance on these forward-looking statements.

CONTACTS:

Mark Goldwasser	Leonard J. Sokolow
Chief Executive Officer	President
Tel: 212-417-8210	Tel: 561-981-1005

NATIONAL HOLDINGS CORPORATION
(CONSOLIDATED)
FINANCIAL HIGHLIGHTS

	Twelve Months Ended
	Audited

	September 30, 2008	September 30, 2007

Revenues	$82,143,000	$72,819,000

Net income (loss)	$(21,017,000)	$1,372,000

Preferred stock dividends	(338,000)	(409,000)

Net income (loss) attributable to common stockholders	$(21,355,000)	$963,000

Income (loss) per share attributable to
common stockholders - Basic	$(2.02)	$0.16

Income (loss) per share attributable to
common stockholders - Diluted	$(2.02)	$0.13

Weighted average number of shares outstanding - Basic	10,579,778	6,042,646

Weighted average number of shares outstanding - Diluted	10,579,778	9,669,531

		Twelve Months Ended
		Proforma
		Unaudited

		September 30, 2008

Revenues		$121,089,000

Net income (loss)		$(12,249,000)

Preferred stock dividends		(338,000)

Net income (loss) attributable to common stockholders		$(12,587,000)

Income (loss) per share attributable to
common stockholders - Basic		$(1.19)

Income (loss) per share attributable to
common stockholders - Diluted		$(1.19)

Weighted average number of shares outstanding - Basic		10,579,778

Weighted average number of shares outstanding - Diluted		10,579,778

NATIONAL HOLDINGS CORPORATION
(CONSOLIDATED)
EBITDA, as ADJUSTED

The following table presents a reconciliation of EBITDA, as adjusted, to net income as reported.

	Twelve Months Ended
	Unaudited

	September 30, 2008	September 30, 2007

Net income (loss), as reported	$(21,017,000)	$1,372,000

Interest expense	680,000	531,000

Taxes	226,000	166,000

Depreciation	300,000	147,000

Amortization	840,000	-

Intangible impairment	12,999,000	-

EBITDA	(5,972,000)	2,216,000

Non-cash compensation expense	564,000	171,000

EBITDA, as adjusted	(5,408,000)	2,387,000

Forgivable loan write down	1,448,000	1,406,000

EBITDA, as adjusted with forgivable loan write down	$(3,960,000)	$3,793,000

Twelve Months Ended
Proforma
Unaudited

September 30, 2008

Net income (loss), as reported	$(12,249,000)

Interest expense	1,191,000

Taxes	158,000

Depreciation	5,001,000

Amortization of intangibles & deferred merger costs	1,700,000

EBITDA	(4,199,000)

Forgivable loan write down	2,495,000

EBITDA, as adjusted with forgivable loan write down	$(1,704,000)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for non-cash compensation expense, is a key metric the Company uses in evaluating its financial performance.  EBITDA is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC pursuant to the Securities Act of 1933, as amended.  The Company considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities.  EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation.  EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.